UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2016

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On August 10, 2016, the SPX FLOW Inc. issued a press release titled “SPX FLOW, Inc. Announces Expiration of its Cash Tender Offer for its 6.875% Senior Notes due 2017.” A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K.
Exhibit 99.1 and the information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 10, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: August 10, 2016	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 10, 2016